Amended Schedule A to the Amended and
Restated Declaration of Trust as of February 17, 2017.
Incorporated by reference to the Registrants Registration
Statement as filed with the Securities and Exchange
Commission on March 1, 2017 (Accession Number
0001193125-17-064761).